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                                                                    EXHIBIT 4(a)

First SunAmerica              New Business Documents     Overnight With Checks
Life Insurance Company        [With Checks:              [BONPC
733 Third Avenue, 4th Floor   P.O. Box 100357            Attn: Lockbox #100357
New York, NY 10017            Pasadena, CA 91189-0001    2710 Media Center Drive
www.AIGSunamerica.com                                    Building #6, Suite #120
                              Without Checks:            Los Angeles, CA 90065]
                              P.O. Box 54299
                              Los Angeles,
                              CA 90054-0299]
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Deferred Annuity Application
Please print or type.

A. OWNER

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Last Name                        First Name                  Middle Initial

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Street Address         City                  State                    Zip Code

Mo.  Day   Year    [ ] M [ ] F                (   )
---------------    -----------   ----------   ----------------   ---------------
Date of Birth      Sex           SSN or TIN   Telephone Number   E-mail Address

Joint Owner (If Applicable):

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Last Name                        First Name                  Middle Initial

Mo. Day  Year      [ ] M [ ] F                                  (   )
-------------      -----------   ------------  --------------   ----------------
Date of Birth      Sex           SSN or TIN    Relationship     Telephone Number
                                                to Owner

B. Annuitant (Complete only if different from Owner)

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Last Name                        First Name                  Middle Initial

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Street Address         City                  State                Zip Code

Mo.  Day   Year    [ ] M [ ] F                (   )
---------------    -----------   ----------   ----------------   ---------------
Date Of Birth      Sex           SSN or TIN   Telephone Number   E-mail Address

Joint Annuitant (If Applicable):
                                 -----------------------------------------------
                                 Last Name       First Name       Middle Initial

Mo.  Day   Year    [ ] M [ ] F                  (   )
---------------    -----------   ------------   ----------------
Date Of Birth      Sex           SSN or TIN     Telephone Number

C. Beneficiary (Please list additional beneficiaries, if any, in the special instructions section)

[X] Primary
                           ---------------------------  ------------  ----------
                           Last Name  First Name   M I  Relationship  Percentage

[ ] Primary [ ] Contingent
                           ---------------------------  ------------  ----------
                           Last Name  First Name   M I  Relationship  Percentage

[ ] Primary [ ] Contingent
                           ---------------------------  ------------  ----------
                           Last Name  First Name   M I  Relationship  Percentage

D. Type of Contract (If this is a transfer or 1035 Exchange, please complete form [F-2500NB] and submit it with this Application form.)

[ ] Qualified Plan Minimum [$2,000]   Please Indicate Specific Qualified Plan
                                       Type Below:

[ ] IRA (tax year_____) [ ] IRA Transfer [ ] IRA Rollover [ ] Roth IRA
[ ] 401(K)    [ ] 457   [ ] Keogh    [ ] SEP     [ ] TSA      [ ] Other_____

[ ] Non-Qualified Plan Minimum [$5,000]

[ ] Check included with this Application form for $__________

FSA-574 (7/04)                          1

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E. Specified Annuity Date: Date annuity payments ("income payments") begin. Must be at least 1 year after the Contract Date. Maximum annuitization age is the later of the Owner's age [90 or 10 years] after the Contract Date. Note: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2for qualified Contracts.

[Month            Day               Year                      ]
---------------------------------------------------------------

F. Optional Elections Once elected by the Owner, optional benefits may not be changed or terminated by the Owner. (See your registered representative and/or the prospectus for information about optional elections including maximum issue age and other restrictions).

Death Benefit Elections

I.  [ ] Maximum Anniversary Value

LIVING BENEFIT ELECTIONS: Only one Living Benefit option may be elected.

I. [ ] Guaranteed Minimum Account Value ("GMAV"). The election of the GMAV Benefit is irrevocable.

II. [ ] Guaranteed Minimum Withdrawal Benefit ("GMWB").
        [ ] Option 1 (3-Year waiting period)  [ ] Option 2 (5-Year waiting period).
G. Special Features (Optional)

[ ] Systematic Withdrawal: Include Form Number [R-5550SW] with this application.
[ ] Automatic Asset Rebalancing: I request the accounts to be REBALANCED as designated in section I at the frequency initialed below:

  (Select only one) __________Quarterly __________Semiannually ________Annually

H. Additional Instructions ( Additional Beneficiaries, Transfer Company Information; etc.)

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I. Investment & DCA Instructions (Allocations must be expressed in whole percentages and the total allocation must equal 100 %.)

Payment      DCA Target
Allocations  Allocations      Portfolio
-----------  -----------      ---------
Select Portfolios
-----------------
_______%    _______%     Large Cap Growth Portfolio
_______%    _______%     Large Cap Composite Portfolio
_______%    _______%     Large Cap Value Portfolio
_______%    _______%     Mid Cap Growth Portfolio
_______%    _______%     Mid Cap Value Portfolio
_______%    _______%     Small Cap Portfolio
_______%    _______%     Strategic Fixed Income Portfolio
_______%    _______%     International Equity Portfolio
_______%    _______%     Diversified Fixed Income Portfolio
_______%    _______%     Cash Management Portfolio

Seasons Strategies
------------------
_______%    _______%     Growth Strategy
_______%    _______%     Moderate Growth Strategy
_______%    _______%     Balanced Growth Strategy
_______%    _______%     Conservative Growth Strategy

Focused Portfolios
------------------
_______%    _______%     Focus Growth Portfolio
_______%    _______%     Focus Growth and Income Portfolio
_______%    _______%     Focus TechNet Portfolio
_______%    _______%     Focus Value Portfolio

Managed Allocation Portfolios
-----------------------------
_______%    _______%     Allocation Growth Portfolio
_______%    _______%     Allocation Moderate Portfolio
_______%    _______%     Allocation Balanced Portfolio
_______%    _______%     Allocation Conservative Portfolio

     Portfolios of the AllianceBerstein Variable Products Series Fund, Inc.
_______%    _______%     AllianceBernstein Global Bond
_______%    _______%     AllianceBernstein Global Dollar Government
_______%    _______%     AllianceBernstein Growth
_______%    _______%     AllianceBernstein Growth and Income
_______%    _______%     AllianceBernstein High Yield
_______%    _______%     AllianceBernstein International
_______%    _______%     AllianceBernstein International Value
_______%    _______%     AllianceBernstein Money Market
_______%    _______%     AllianceBernstein Americas Government Income
_______%    _______%     AllianceBernstein Premier Growth
_______%    _______%     AllianceBernstein Small Cap Growth
_______%    _______%     AllianceBernstein Real Estate Investment
_______%    _______%     AllianceBernstein Small Cap Value
_______%    _______%     AllianceBernstein Technology
_______%    _______%     AllianceBernstein Total Return
_______%    _______%     AllianceBernstein U.S. Government/High Grade Securities
_______%    _______%     AllianceBernstein Utility Income
_______%    _______%     AllianceBernstein Value
_______%    _______%     AllianceBernstein Worldwide Privatization
_______%    _______%     AllianceBernstein U.S. Large Cap Blended Style Series
_______%    _______%     AllianceBernstein Wealth Appreciation
_______%    _______%     AllianceBernstein Balanced Wealth Strategy

FSA-574 (7/04)                          2

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Fixed Account Options
---------------------

(Check with [your home office/our sales desk/ AIG SunAmerica Internet web site] for currently available Fixed Account Guarantee Periods "FAGP").
____ % in _____________    _____ % in ____________    _____ % in ____________
Fixed Account Guarantee    Fixed Account Guarantee    Fixed Account Guarantee
 Period                     Period                     Period

DCA Options and Program*
------------------------
______% 6 Month DCA Account             ______% 1 yr. DCA Account
[($600 Minimum)]                        [($1,200 Minimum)]

* DCA Program will begin within 30 days from the date of deposit. Please indicate the DCA Target Allocations in the spaces provided above. Total must equal 100%. The minimum transfer amount must be $100 a month. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

J. Statement of Owner

Do you have any existing life insurance or annuity contracts? ___ Yes ___No If yes, will this Contract replace an existing life insurance or annuity contract?
[ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

                                                     $
--------------------   ---------------------------   --------------------------
Company Name           Contract Number               Estimated Transfer Amount

My answers to the above questions are true and correct to the best of my knowledge and belief. I agree that this Application Form shall be a part of any Contract issued by the Company. Further,

     . I acknowledge receipt of the current prospectuses for this variable annuity and the applicable underlying funds of the trusts. I have read them carefully and understand their contents.

     . After consulting with my registered representative and reviewing the prospectuses, I confirm that this variable annuity is suitable for my objectives and needs.

     . I understand that all Purchase Payments and values provided by the Contract, when based on investment experience of the Variable Portfolios or Subaccounts, are variable and are not guaranteed as to dollar amount by us, the U.S, Government or any State Government; are not federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State.

     . If I am funding a tax qualified retirement plan with this annuity, I understand that the annuity does not provide any additional tax deferral treatment beyond that which I already have under my plan.

     . I understand that the Company reserves the right to allocate my Purchase Payment(s) and any Initial Payment Enhancement(s), if applicable, to the cash management portfolio/subaccount until the end of the Right to Examine period.

Signed at
         ----------------------------------------     --------------------------
         City                           State         Date

---------------------------------        ---------------------------------------
Owner's Signature                        Joint Owner's Signature (If Applicable)

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Registered Representative's Signature

K. Licensed / Agent/Registered Representative Information

Will this Contract replace in whole or in part any existing life insurance or
annuity contract?       [ ] Yes            [ ] No

--------------------------   -------------------------   -----------------------
Printed Name of Registered   Registered Representative   Social Security Number
 Representative               Signature

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Representative's Street Address     City         State   Zip

                     (    )
------------------   -----------------    -----------------  -------------------
Broker/Dealer Firm    Representative's    Licensed Agent     Representative's
 Name                  Phone Number        ID Number          Email Address

[[ ] Option 1 [ ] Option 2 [ ] Option 3 [ ] Option 4 (Check your home office for availability)]

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For Office Use Only
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FSA-574 (7/04)                          3